EXHIBIT 99.1
Press Release
Midwest Banc Holdings, Inc. Reports Q4 Results
MELROSE PARK, Ill. — Jan. 27, 2009 — Midwest Banc Holdings, Inc. (NASDAQ:MBHI) today reported diluted earnings per share of $0.12, for the fourth quarter ended Dec. 31, 2008. This compares to earnings of $0.14 for the same quarter in the prior year. Full-year 2008 loss per share was $5.82, compared to earnings of $0.72 per share in 2007.
Full-year results for 2008 were negatively impacted by losses on investments in Fannie Mae and Freddie Mac securities of approximately $82.1 million, or $1.78 per share net of tax benefits. The losses were recognized as incurred in the first and third quarters. The income tax benefits related to the first and third quarter losses were appropriately recognized as capital losses in those periods. New laws enacted in the fourth quarter enable banks to treat losses on the sale of these securities as ordinary losses rather than capital losses. Existing accounting rules prescribe prospective treatment for these types of subsequent event law changes. Accordingly, a significant portion of the tax benefits, $16.6 million or $0.60 per share, were recognized in the fourth quarter for losses reported in the third quarter.
Full-year results for 2008, compared to 2007, were also negatively impacted by a pre-tax increase in the provision for loan losses of $66.9 million, or $1.45 per share, and a non-cash goodwill impairment charge of $80 million, or $2.87 per share.
2008 will go into the record book as one of the most challenging years in history for financial institutions. Many well-known and well-respected institutions disappeared from the landscape as financial markets were paralyzed and a fundamental lack of confidence created a worldwide liquidity crisis.
“The problems seemed to peak in late fall, unfortunately, at the same time we were attempting to raise additional capital,” said James Giancola, CEO of Midwest Banc Holdings. “The instability of the markets caused us to put that effort on hold. Shortly thereafter, we were selected to be one of the first publicly-owned community banks in the nation, and the first community bank in Chicago, to receive TARP funds. The U.S. Treasury’s $84.8 million purchase of our preferred stock allowed us to retain our well-capitalized position, and gives us the flexibility necessary to take advantage of future opportunities.”
Initiatives to Improve 2009 Performance
Midwest undertook several important initiatives in 2008 and in the fourth quarter, specifically, to better position itself for improved performance in 2009.
•	The Company nearly doubled its allowance for loan losses in the second half of the year, including increases of $16.8 million in the third quarter and $5.0 million in the fourth quarter, bringing the total allowance for loan losses to $44.4 million at Dec. 31, 2008, or 1.77 percent of loans, up from 0.90 percent of total loans at June 30, 2008;

•	Problem credits were aggressively charged-down to realizable values by $54 million during the year, with $15 million being charged-off in the fourth quarter (amounts are net of recoveries);
•	Holding company borrowings under its revolving line of credit were reduced by $12 million in the fourth quarter;
•	Several steps were taken to substantially improve the Company’s liquidity position, including:
—	Refocused efforts on core deposit generation

—	Expanded funding sources

—	Expanded analytics and forecasting tools
•	Two unprofitable branches, Lake Zurich and Addison Village, were closed late in the fourth quarter, two Chicago offices are being relocated, and a new office will be opened in the Chicago Loop in the first quarter;
•	The Company received $84.8 million in new equity capital under the TARP program; and
•	Midwest elected to participate in the FDIC’s Temporary Liquidity Guarantee Program, through which all non-interest bearing transaction accounts are fully guaranteed, as are NOW accounts earning less than 0.5 percent interest.
Capital
The total risk-based capital ratio for Midwest Banc Holdings, Inc. at Dec. 31, 2008, was 10.07 percent on a consolidated company basis. Midwest Bank was well-capitalized at Dec. 31, 2008, with a total risk based capital ratio of 10.54 percent. At Dec. 31, 2008, the consolidated Company had a tier 1 risk based capital ratio of 8.30 percent and the Bank had a tier 1 risk based capital ratio of 8.24 percent. All of the Bank’s capital ratios exceed the regulatory guidelines for classification as “well-capitalized,” which is the highest regulatory capital rating given to financial institutions. The holding company has the ability to downstream additional capital to the Bank to maintain its “well-capitalized” standing, if necessary.
Loan Portfolio & Asset Quality
Average total loans decreased $12.9 million during the fourth quarter, but the year-end balance was up $15.5 million compared to Sept. 30, 2008, after $15.0 million in net loan charge-offs, which were primarily related to residential construction loans. Loan growth in the latter part of the fourth quarter was facilitated by the new capital raised in December under the TARP program. A reduction in construction lending that began earlier in the year continued in the fourth quarter with construction and land development loans declining by $30 million, or 7.7 percent, from the third quarter. Construction and land development loans now represent 15 percent of the total loan portfolio, down from 19 percent one year ago.

In the fourth quarter, Midwest recorded a provision for loan losses of $20 million and recognized net loan charge-offs totaling $15 million.
Loan Portfolio
As of Dec. 31, 2008

(dollars in millions)		Total	Total	%
Loan Type — Source of Repayment	Balance	Availability	Commitment	Availability
Land	$92.2	$4.0	$96.2	4.2%
Land Development, Residential	29.7	2.4	32.1	7.5%
Land Development, Commercial	24.0	7.1	31.1	22.8%
Land Development, Teardown	7.8	0.9	8.7	10.3%
Condominium	56.6	14.9	71.5	20.8%
Residential Construction	87.8	6.9	94.7	7.3%
Commercial Construction	51.5	5.8	57.3	10.1%
Residential Non-Builder	14.8	2.0	16.8	11.9%
Buy Farmland	1.7	0.2	1.9	10.5%
Letters of Credit	—	0.5	0.5	100.0%
Other	0.1	—	0.1	0.0%

Total Const. & Land Development	$366.2	$44.7	$410.9	10.9%
1-4 Residential	$74.5	$—	$74.5	—%
1-4 ARM	49.1	—	49.1	—%

Total Residential	$123.6	$—	$123.6	—%
Home Equity Fixed	$14.0	$0.5	$14.5	3.4%
Home Equity Floating	180.7	122.0	302.7	40.3%

Total Home Equity	$194.7	$122.5	$317.2	38.6%
CRE — Non-Owner Occupied	$722.5	$30.8	$753.3	4.1%
CRE — Owner Occupied	563.5	49.4	612.9	8.1%

Total CRE	$1,286.0	$80.2	$1,366.2	5.9%
Commercial & Industrial	$522.7	$345.1	$867.8	39.8%
Agricultural	$7.3	$1.1	$8.4	13.1%
Consumer	$6.4	$2.3	$8.7	26.4%
Overdrafts, Settlement, Miscellaneous	$2.9	$—	$—

Total Portfolio	$2,509.8	$595.9	$3,102.8	19.2%

•	Total construction & land loan commitments are 89 percent funded.

•	Land loans represent only 3.7 percent of the loan portfolio.

Loan Quality

(dollars in millions)	As of Dec. 31, 2008
		30-89 Days					2008
		Past Due		Nonaccrual Loans		Specifically	Amount ($)
Loan Type	Balance	($)	( %)	($)	(%)	Reserved	Charged-Off
Land	$92.2	$0.6	0.65%	$6.5	7.05%	$1.0	$6.5
Land Development, Residential	29.7	1.4	4.71%	—	—%	—	—
Land Development, Commercial	24.0	—	—%	0.6	2.50%	—	0.8
Land Development, Teardown	7.8	—	—%	—	—%	—	—
Condominium	56.6	—	—%	9.8	17.31%	0.9	12.5
Residential Construction	87.8	1.0	1.14%	5.9	6.72%	0.2	7.2
Commercial Construction	51.5	—	—%	3.5	6.80%	—	—
Residential Non-Builder	14.8	2.4	16.22%	1.0	6.76%	—	0.3
Buy Farmland	1.7	—	—%	—	—%	—	—
Other	0.1	—		—	—%	—	—

Total Const. & Land Development	$366.2	$5.4	1.47%	$27.3	7.45%	$2.1	$27.3

1-4 Residential	$74.5	$0.3	0.40%	$1.5	2.01%	$0.1	$0.8
1-4 ARM	49.1	2.8	5.70%	3.8	7.74%	0.1	0.6

Total Residential	$123.6	$3.1	2.51%	$5.3	4.29%	$0.2	$1.4

Home Equity Fixed	$14.0	$0.1	0.71%	$0.1	0.71%	$—	$0.2
Home Equity Floating	180.7	4.4	2.43%	0.3	0.17%	—	2.3

Total Home Equity	$194.7	$4.5	2.31%	$0.4	0.21%	$—	$2.5

CRE — Non-Owner Occupied	$722.5	$4.5	0.61%	$10.3	1.43%	$0.7	$3.8
CRE — Owner Occupied	563.5	4.1	0.73%	14.3	2.52%	0.4	9.3

Total CRE	$1,286.0	$8.6	0.67%	$24.6	1.91%	$1.1	$13.1

Commercial & Industrial	$522.7	$4.0	0.77%	$3.6	0.69%	$1.1	$11.0

Agricultural	$7.3	$—	—%	$—	—%	$—	$—

Consumer	$6.4	$0.2	3.13%	$—	—%	$—	$0.1

Overdrafts, Settlement, Miscellaneous	$2.9	$—		$—		$—	$0.4

Total Portfolio	$2,509.8	$25.8	1.03%	$61.1	2.43%	$4.5	$55.8

•	During 2008, $6.5 million in land loans were charged-off. As of Dec. 31, 2008, nonaccrual land loans totaled $6.5 million with 15 percent of the remaining balance specifically reserved.

•	$27.3 million of construction and land loans were charged-off during 2008. As of Dec. 31, 2008, nonaccrual construction & land loans totaled $27.3 million with 8 percent of the remaining balance specifically reserved.

•	During 2008, $13.1 million of commercial real estate loans were charged-off. As of Dec. 31, 2008, nonaccrual commercial real estate loans totaled $24.6 million with 4 percent of the remaining balance specifically reserved.

•	$11.0 million of commercial and industrial loans were charged-off during 2008. As of Dec. 31, 2008, nonaccrual commercial and industrial loans totaled $3.6 million with 31 percent of the remaining balance specifically reserved.

•	As of Dec. 31, 2008, Midwest had loan loss reserves of $44.4 million or 1.77 percent of total loans.
Liquidity
Midwest continued its effective liquidity management during the fourth quarter. Fed Funds capacity improved $125 million as several correspondent banks re-entered the market resulting in current capacity of $225 million. As of Dec. 31, 2008, non-interest bearing demand deposits were flat compared to Sept. 30, 2008, while total deposits decreased by $100 million, largely attributable to a $73 million run-off in brokered CDs. Fed Funds purchased and FRB discount window borrowings were zero as of Dec. 31, 2008; Midwest’s revolving line of credit was paid down by $12 million in the fourth quarter, to $8.6 million. The Company’s liquidity position has normalized to the level previously reported in the second quarter. Core deposit erosion at the beginning of the fourth quarter has clearly stabilized and positive trends have been reestablished.
Net Interest Margin
Net interest margin decreased 26 basis points from 2.77 percent in the third quarter to 2.51 percent in the fourth quarter. Three consecutive drops in the prime rate during the fourth quarter contributed 19 basis points to the overall net interest margin decline. Additionally, the fourth quarter reflects the full impact of the late third quarter write-off and suspension of dividends on the preferred equity securities of Fannie Mae and Freddie Mac, which resulted in a six basis point decrease in the margin. The margin was also negatively impacted by an increase in nonaccrual loans late in the third quarter. Overall, interest bearing liability rates were flat for the fourth quarter. Rates on interest bearing deposits were favorably impacted by the steep drop in interest rates. Yet, wholesale borrowing costs were negatively impacted by unprecedented tightness in the interbank lending markets. Short-term interbank credit spreads moving to more normal levels will benefit Midwest Banc’s overall cost of funds. Most new and renewing loans have floors in place which will help mitigate future margin contraction. Additionally, the beneficial impact on borrowing costs from the $84.8 million TARP capital raise in December 2008 will be realized going forward.
Noninterest Income
Noninterest income for the fourth quarter 2008 was $3.7 million compared to $3.9 million in the third quarter 2008, excluding $64.5 million in losses on Fannie Mae and Freddie Mac securities. The decline was attributable to lower assets under management in the brokerage and trust areas due to the current economic environment.
Noninterest Expense
Noninterest expense for the fourth quarter 2008 was $25.7 million compared to $23.3 million in the third quarter 2008, excluding a goodwill impairment charge of $80.0 million. The increase was primarily due to $1.3 million of salaries and benefits a majority of which was related to separation costs and $1.2 million increase in professional fees mainly related to legal, printing and consulting fees associated with the TARP and other capital raising efforts in the fourth quarter.

Financial Highlights
Earnings
Income (loss) per common share was $0.12 for the fourth quarter and ($5.82) for the 12 months ended Dec. 31, 2008, compared to income (loss) per share of:
— ($5.76) for third quarter 2008
— $0.14 for fourth quarter 2007
— $0.72 for 12 months 2007
Net income (loss) was $4.4 million for the fourth quarter and ($158.3) million for the 12 months ended Dec. 31, 2008, compared to:
— ($159.7) million for third quarter 2008
— $4.2 million for fourth quarter 2007
— $18.6 million for 12 months 2007
Net interest margin was 2.51 percent for the fourth quarter and 2.75 percent for the twelve months ended Dec. 31, 2008. This compares to net interest margin of:
— 2.77 percent for third quarter 2008
— 2.93 percent for fourth quarter 2007
— 3.02 percent for 12 months 2007
Loans and Loan Quality
Average loans in the fourth quarter decreased $12.9 million compared to third quarter 2008
Gross loans in the fourth quarter increased $15.5 million compared to third quarter 2008 facilitated by receipt of TARP investment
Annualized net charge-off rate was 2.39 percent for fourth quarter 2008 and 2.18 percent for the twelve months ended Dec. 31, 2008, compared to:
— 3.98 percent for the third quarter 2008
— 0.37 percent for the fourth quarter 2007
— 0.20 percent for the 12 months 2007
Nonaccrual loans at Dec. 31, 2008 were $61.1 million, or 2.43 percent of loans, compared to:
— 2.42 percent of loans at Sept. 30, 2008
— 1.99 percent of loans at Dec. 31, 2007
Nonperforming assets (includes troubled debt restructuring) at Dec. 31, 2008, were $84.1 million, or 2.36 percent of assets, compared to:
— 1.91 percent of assets at Sept. 30, 2008
— 1.39 percent of assets at Dec. 31, 2007
Allowance for loan losses at Dec. 31, 2008, was $44.4 million, or 1.77 percent of loans, compared to:
— 1.58 percent of loans at Sept. 30, 2008
— 1.08 percent of loans at Dec. 31, 2007

Allowance for loan losses to nonaccrual loans was 73 percent at Dec. 31, 2008, compared to:
— 65 percent at Sept. 30, 2008
— 54 percent at Dec. 31, 2007
Loan delinquencies 30-89 days to loans were 1.03 percent at Dec. 31, 2008, compared to:
— 0.99 percent at Sept. 30, 2008
— 0.48 percent at Dec. 31, 2007
Capital Ratios at Dec. 31, 2008:

	Company	Bank
— Tier 1 risk-based	8.30 percent	8.24 percent
— Total risk-based	10.07 percent	10.54 percent
— Tier 1 leverage	6.90 percent	6.83 percent
Additional financial data are contained in the accompanying statements, tables and schedules.

Hosting a Conference Call
Midwest will conduct a conference call to discuss these results Jan. 28, 2009, at 11:00 A.M. eastern/10:00 A.M. central.
The webcast and call will be hosted by members of management. A brief discussion of results and trends will be followed by questions from professional investors and analysts invited to participate in the interactive portion of the discussion. Individual owners, brokers and investment bankers can submit questions via email, or call investor relations directly.
Interested parties wishing to participate in the interactive portion of the call can dial in to 800-860-2442 or +1 412-858-4600 for international calls. The live webcast can be accessed and will be available for replay at www.midwestbank.com. The audio replay may be accessed through Feb. 5, 2009 at 877-344-7529 or +1 412-317-0088. The replay passcode is 426608.
Franchise
Midwest Banc Holdings, Inc. is a half century old community bank with $3.6 billion in assets. The Company has two principal operating subsidiaries; Midwest Bank and Trust Company and Midwest Financial and Investment Services, Inc. Midwest Bank has 27 full-service banking centers serving the diverse needs of both urban and suburban Chicagoland businesses and consumers through its Commercial Banking, Wealth Management, Corporate Trust and Retail Banking areas. Information on Midwest Bank’s products, services and locations are available by visiting www.midwestbank.com
Forward-Looking Statements
This press release contains certain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and should be reviewed in conjunction with the Company’s Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company’s business which should be considered in evaluating “Forward-Looking Statements.”
Contacts
Midwest Banc Holdings, Inc.
John B. Pelling, III, 708-498-2013
Vice President — Investor Relations
IR@midwestbank.com

Financial Highlights
Midwest Banc Holdings, Inc.
(In thousands, except per share data and percentages)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Income Statement Data:
Net income (loss)	$4,429	$(159,714)	$2,428	$(5,416)	$4,222

Per Share Data:
Basic and diluted earnings	$.12	$(5.76)	$.06	$(.22)	$.14
Cash dividends declared	—	—	.13	.13	.13
Book value	6.56	5.89	11.76	12.14	11.94
“If converted” book value(11)	7.35	6.74	12.06	12.41	12.23
Tangible book value(1)	3.21	2.51	5.48	5.79	5.56
“If converted” tangible book value(1)(11)	4.31	3.68	6.37	6.65	6.44
Stock price at period end	1.40	4.00	4.87	12.78	12.42

Share Data:
Common shares outstanding — at period end	27,893	27,859	27,859	27,839	27,804
Basic — average	27,863	27,859	27,855	27,838	27,895
Diluted — average	27,863	27,859	27,958	27,838	28,043

Selected Financial Ratios:
Return on average assets	.49%	(17.25)%	.26%	(.59)%	.45%
Return on average equity	7.17	(181.60)	2.57	(5.69)	4.80
Net interest margin (tax equivalent)	2.51	2.77	2.89	2.82	2.93
Efficiency ratio(2)(3)	105	387	70	66	73
Dividend payout ratio	—	—	233	N/M	91
Loans to deposits at period end	104	99	107	103	101
Loans to assets at period end	70	70	67	66	67
Equity to assets at period end	8.57	5.78	9.95	10.22	10.16
Tangible equity to tangible assets at period end(1)(4)	6.11	3.24	5.51	5.75	5.62
Tier 1 capital to risk-weighted assets	8.30	6.26	9.09	9.33	9.21
Total capital to risk-weighted assets	10.07	8.04	10.43	10.61	10.17
Tier 1 leverage ratio	6.90	4.94	7.38	7.47	7.33

Full time equivalent employees	536	550	543	543	539

Balance Sheet Data:
Total earning assets	$3,195,408	$3,176,629	$3,275,580	$3,298,143	$3,266,461
Average earning assets	3,219,078	3,263,571	3,274,335	3,276,965	3,301,501
Average assets	3,590,313	3,682,449	3,686,350	3,686,269	3,721,444
Average loans	2,499,802	2,512,653	2,459,486	2,459,830	2,453,292
Average securities	668,830	715,219	762,889	765,966	808,774
Average deposits	2,478,948	2,411,013	2,384,764	2,415,385	2,480,831
Tangible shareholders’ equity(1)	212,289	113,101	195,751	204,295	197,713
Average equity	245,795	349,878	379,677	382,603	348,639
See footnotes at end of statements, tables and schedules.

Financial Highlights
Midwest Banc Holdings, Inc.
(In thousands, except per share data and percentages)

	Twelve Months Ended
	Dec. 31,	Dec. 31,
	2008	2007
Income Statement Data:
Net income (Loss)	$(158,273)	$18,577

Per Share Data:
Basic earnings	$(5.82)	$.72
Diluted earnings	(5.82)	.72
Cash dividends declared	.26	.52

Share Data:
Common shares outstanding — at period end	27,893	27,804
Basic — average	27,854	25,426
Diluted — average	27,854	25,580

Selected Financial Ratios:
Return on average assets	(4.32)%	.58%
Return on average equity	(46.65)	6.13
Net interest margin (tax equivalent)	2.75	3.02
Efficiency ratio(2)(3)	145	69
Dividend payout ratio	N/M	73

Full time equivalent employees	536	539

Balance Sheet Data:
Total earning assets	$3,195,408	$3,266,461
Average earning assets	3,258,393	2,859,965
Average assets	3,661,209	3,181,990
Average loans	2,483,070	2,088,696
Average securities	728,028	727,998
Average deposits	2,422,651	2,131,164
Tangible shareholders’ equity(1)	212,289	197,713
Average equity	339,261	303,195
See footnotes at end of statements, tables and schedules.

Statement of Income
Midwest Banc Holdings, Inc.
(In thousands, except per share data)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Interest Income
Loans	$35,558	$37,364	$37,392	$40,806	$44,598
Loans held for sale	—	—	—	—	—
Securities
Taxable	7,381	7,739	8,977	9,060	9,886
Exempt from fed income taxes	551	574	593	598	645
Trading securities	—	—	—	—	—
Dividends from FRB and FHLB stock	190	184	184	183	158
Short-term investments	54	27	98	148	150

Total interest income	43,734	45,888	47,244	50,795	55,437

Interest Expense
Deposits	15,524	15,301	16,111	19,089	21,577
Federal funds purchased and FRB discount window advances	14	563	672	815	673
Securities sold under repurchase agreements	3,264	3,338	3,482	3,178	3,443
Advances from the FHLB	3,126	2779	2,437	3,482	3,811
Junior subordinated debentures	911	864	876	1,045	1,325

Revolving note payable	204	96	94	80	168
Term note payable	616	565	575	887	1,184
Subordinated debt	243	229	232	3	—

Total interest expense	23,902	23,735	24,479	28,579	32,181

Net interest income	19,832	22,153	22,765	22,216	23,256
Provision for loan losses	20,000	41,950	4,415	5,400	1,410

Net interest income after provision for loan losses	(168)	(19,797)	18,350	16,816	21,846
Noninterest Income
Service charges on deposit accounts	1,908	1,918	1,953	1,963	1,953
Gains (losses) on securities transactions	—	(16,652)	44	12	9
Impairment charge on securities	—	(47,801)	—	(17,586)	—
Gains on sale of loans	—	(75)	—	—	1
Insurance and brokerage commissions	333	448	683	560	488
Trust	241	451	482	449	508
Increase in CSV of life insurance	875	911	865	858	871
Gain on sale of property	—	—	—	15,196	—
Other	375	288	367	338	331

Total noninterest income	3,732	(60,512)	4,394	1,790	4,161

Noninterest Expenses
Salaries and employee benefits	13,819	12,515	11,015	13,040	11,665
Occupancy and equipment	3,511	3,211	3,093	2,899	2,740
Professional services	3,240	2,016	1,796	1,538	1,857
Marketing	842	575	713	576	614
Foreclosed properties	66	24	237	5	(2)
Amortization of intangible assets	590	590	591	590	602
Merger related charges	—	77	80	114	1,333
Loss on extinguishment of debt	—	—	—	7,121	—
Goodwill impairment	—	80,000	—	—	—
Other	3,610	4,288	2,843	2,726	2,616

Total noninterest expenses	25,678	103,296	20,368	28,609	21,425

Income (Loss) before income taxes	(22,114)	(183,605)	2,376	(10,003)	4,582
Provision (benefit) for income taxes	(26,543)	(23,891)	(52)	(4,587)	360

Net Income (Loss)	4,429	$(159,714)	$2,428	$(5,416)	$4,222

Net Income (Loss) available to common shareholders	$3,207	$(160,550)	$1,592	$(6,251)	$4,018

Basic and diluted earnings per share	$.12	$(5.76)	$.06	$(.22)	$.14

Cash dividends declared per share	$—	$—	$.13	$.13	$.13

Top line revenue (5)	$23,564	$(38,359)	$27,159	$24,006	$27,417
Noninterest income to top line revenue	16%	N/M	16%	7%	15%
See footnotes at end of statements, tables and schedules.

Statement of Income
Midwest Banc Holdings, Inc.
(In thousands, except per share data and percentages)

	Twelve Months Ended Dec. 31
			Increase	Increase
	2008	2007	(Decrease)	(Decrease)
Interest Income
Loans	$151,120	$155,044	$(3,924)	(2.5)%
Loans held for sale	—	89	(89)	(100.0)
Securities
Taxable	33,157	34,787	(1,630)	(4.7)
Exempt from fed income taxes	2,316	2,269	47	2.1
Trading securities	—	2	(2)	(100.0)
Dividends from FRB and FHLB stock	741	839	(98)	(11.7)
Short-term investments	327	839	(512)	(61.0)

Total interest income	187,661	193,869	(6,208)	(3.2)

Interest Expense
Deposits	66,025	76,692	(10,667)	(13.9)
Federal funds purchased and FRB discount window advances	2,064	1,829	235	12.8
Securities sold under repurchase agreements	13,262	11,302	1,960	17.3
Advances from the FHLB	11,824	14,769	(2,945)	(19.9)
Junior subordinated debentures	3,696	5,275	(1,579)	(29.9)
Revolving note payable	474	186	288	154.8
Term note payable	2,643	1,184	1,459	123.2
Subordinated debt	707	—	707	100.0

Total interest expense	100,695	111,237	(10,542)	(9.5)

Net interest income	86,966	82,632	4,334	5.2
Provision for loan losses	71,765	4,891	66,874	1,367.3

Net interest income after provision for loan losses	15,201	77,741	(62,540)	(80.4)
Noninterest Income
Service charges on deposit accounts	7,742	6,697	1,045	15.6
Gains (losses) on securities transactions	(16,596)	32	(16,628)	(51,962.5)
Impairment charge on securities	(65,387)	—	(65,387)	(100.0)
Net Trading profits	—	—	—	—
Gains on sale of loans	(75)	443	(518)	(116.9)
Insurance and brokerage commissions	2,024	2,287	(263)	(11.5)
Trust	1,623	1,857	(234)	12.6
Increase in CSV of life insurance	3,509	3,063	446	14.6
Gain on sale of property	15,196	—	15,196	100.0
Other	1,368	1,098	270	24.6

Total noninterest income	(50,596)	15,477	(66,073)	(426.9)

Noninterest Expenses
Salaries and employee benefits	50,389	42,215	8,174	19.4
Occupancy and equipment	12,714	9,482	3,232	34.1
Professional services	8,590	5,470	3,120	57.0
Marketing	2,706	2,309	397	17.2
Foreclosed properties	332	34	298	876.5
Amortization of intangible assets	2,361	1,702	659	38.7
Merger related charges	271	1,312	(1,041)	(79.3)
Loss on extinguishment of debt	7,121	—	7,121	100.0
Goodwill Impairment	80,000	—	80,000	100.0
Other	13,467	8,871	4,596	51.8

Total noninterest expenses	177,951	71,395	106,556	149.2

Income (loss) before income taxes	(213,346)	21,823	(235,169)	(1,077.6)
Provision (benefit) for income taxes	(55,073)	3,246	(58,319)	(1,796.6)

Net Income (Loss)	$(158,273)	$18,577	$(176,850)	(952.0)

Net Income (Loss) available to common shareholders	$(162,001)	$18,373	$(180,374)	(981.7)

Basic earnings per share	$(5.82)	$.72	$(6.54)	(908.3)

Diluted earnings per share	$(5.82)	$.72	$(6.54)	(908.3)

Cash dividends declared per share	$.26	$.52	$(.26)	(50.0)

Top line revenue (5)	$36,370	$98,109	$(61,739)	(62.9)
Noninterest income to top line revenue	N/M	16%
See footnotes at end of statements, tables and schedules.

Balance Sheet
Midwest Banc Holdings, Inc.
(In thousands)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Assets
Cash	$61,330	$111,769	$85,015	$71,080	$70,111
Short-term investments	1,735	1,674	3,042	31,415	14,388
Securities available-for-sale	621,949	618,215	710,803	737,089	710,881
Securities held-to-maturity	30,267	30,817	31,389	32,674	37,601

Total securities	652,216	649,032	742,192	769,763	748,482
Federal Reserve and FHLB stock, at cost	31,698	31,698	29,264	29,264	29,264
Loans held for sale	—	—	—	—	—
Loans	2,509,759	2,494,225	2,501,082	2,467,701	2,474,327
Allowance for loan losses	(44,432)	(39,428)	(22,606)	(20,344)	(26,748)

Net loans	2,465,327	2,454,797	2,478,476	2,447,357	2,447,579
Cash value of life insurance	84,675	83,800	82,889	82,024	81,166
Premises and equipment	38,313	38,216	38,739	38,232	41,821
Foreclosed properties	12,018	8,025	2,375	2,527	2,220
Goodwill and other intangibles	93,546	94,136	174,947	176,861	177,451
Other	129,354	110,230	89,781	81,923	80,300

Total assets	$3,570,212	$3,583,377	$3,726,720	$3,730,446	$3,692,782

Liabilities and Shareholders’ Equity

Liabilities
Deposits
Noninterest-bearing	$334,495	$334,545	$334,813	$313,727	$321,317
Interest-bearing	2,078,296	2,178,459	2,005,230	2,090,985	2,136,831

Total deposits	2,412,791	2,513,004	2,340,043	2,404,712	2,458,148
Federal funds purchased & FRB discount window	—	—	198,000	184,500	81,000
Securities sold under repurchase agreements	297,650	297,650	297,650	394,764	283,400
FHLB advances	380,000	380,000	340,000	190,000	323,439
Junior subordinated debentures	60,791	60,774	60,757	60,741	60,724
Revolving note payable	8,600	20,600	7,600	6,500	2,500
Term note payable	55,000	55,000	55,000	55,000	70,000
Subordinated debt	15,000	15,000	15,000	15,000	—
Other	34,546	34,112	41,972	38,073	38,407

Total liabilities	3,264,378	3,376,140	3,356,022	3,349,290	3,317,618

Shareholders’ Equity
Preferred equity	122,680	43,125	43,125	43,125	43,125
Common equity	185,276	175,806	335,662	336,877	345,956
Accumulated other comprehensive income (loss)	(2,122)	(11,694)	(8,089)	1,154	(13,917)

Total shareholders’ equity	305,834	207,237	370,698	381,156	375,164

Total liabilities and shareholders’ equity	$3,570,212	$3,583,377	$3,726,720	$3,730,446	$3,692,782

Loan Portfolio Composition — Source of Repayment

	Dec. 2008		Dec. 31, 2007 *
	($ in millions)	% of Total	($ in millions)	% of Total
Commercial	$1,090	43%	$1,080	44%
Construction	366	15	464	19
Commercial real estate	730	29	628	25
Consumer	201	8	153	6
Residential mortgage	123	5	150	6

Total loans, gross excluding deferred fees	$2,510	100%	$2,475	100%

*	Amounts have been reclassified to conform to current period presentation.

Net Interest Margin
Midwest Banc Holdings, Inc.
(In thousands)

	For the Three Months Ended
	Dec. 31, 2008		Sept. 30, 2008		Dec. 31, 2007
	Average	Average	Average	Average	Average	Average
	Balance	Rate	Balance	Rate	Balance	Rate
Interest-Earning Assets:
Short-term investments	$18,748	1.15%	$6,005	1.80%	$11,627	5.19%
Securities:
Taxable(6)	610,160	4.84	654,531	4.78	742,114	5.61
Exempt from federal income taxes(6)	58,670	5.78	60,688	5.82	66,660	5.96

Total securities	668,830	4.92	715,219	4.87	808,774	5.64
FRB and FHLB stock	31,698	2.40	29,694	2.48	27,808	2.27
Loans held for sale	—	—	—	—	—	—
Loans (7)(8)(9)	2,499,802	5.70	2,512,653	5.96	2,453,292	7.29

Total interest-earning assets	$3,219,078	5.48%	$3,263,571	5.68%	$3,301,501	6.84%

Noninterest-Earning Assets:
Cash	$63,352		$57,463		$57,080
Premises and equipment	38,208		38,412		41,521
Allowance for loan losses	(41,522)		(23,059)		(26,924)
Other	311,197		346,062		348,266

Total noninterest-earning assets	371,235		418,878		419,943

Total assets	3,590,313		$3,682,449		3,721,444

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$176,803	0.72%	$194,416	0.87%	$218,213	1.80%
Money-market demand and savings accounts	334,217	0.94	393,745	1.20	439,720	2.48
Time deposits	1,637,302	3.52	1,487,827	3.68	1,491,659	4.79

Total interest-bearing deposits	2,148,322	2.89	2,075,988	2.95	2,149,592	4.02
Borrowings:
Fed funds purch & repurchase agreements	305,242	4.30	403,025	3.87	368,073	4.47
FHLB advances	380,000	3.29	348,315	3.19	323,433	4.71
Junior subordinated debentures	60,783	6.00	60,766	5.69	66,935	7.92
Revolving note payable	17,470	4.67	9,404	4.08	10,489	6.41
Term note payable	55,000	4.48	55,000	4.11	72,228	6.56
Subordinated debt	15,000	6.48	15,000	6.11	—	—

Total borrowings	833,495	4.02	891,510	3.78	841,158	5.04%

Total interest-bearing liabilities	$2,981,817	3.21%	$2,967,498	3.20%	$2,990,750	4.32%

Noninterest-Bearing Liabilities:
Noninterest-bearing demand deposits	$330,626		$335,025		$331,239
Other liabilities	32,075		30,048		50,816

Total noninterest-bearing liabilities	362,701		365,073		382,055

Shareholders’ equity	245,795		349,878		348,639

Total liabilities and shareholders’ equity	$3,590,313		$3,682,449		$3,721,444

Net interest margin (tax equivalent)(6)(9)		2.51%		2.77%		2.93%
See footnotes at end of statements, tables and schedules.

Net Interest Margin
Midwest Banc Holdings, Inc.
(In thousands)

	For the Twelve Months Ended Dec. 31
	2008		2007
	Average	Average	Average	Average
	Balance	Rate	Balance	Rate
Interest-Earning Assets:
Short-term investments	$17,320	1.89%	$17,124	4.90%
Securities:
Taxable(6)	667,324	5.14	669,154	5.51
Exempt from federal income taxes(6)	60,704	5.87	58,844	5.93

Total securities	728,028	5.20	727,998	5.55
FRB and FHLB stock	29,975	2.47	24,697	3.40
Loans held for sale	—	—	1,450	6.14
Loans (7)(8)(10)	2,483,070	6.10	2,088,696	7.44

Total interest-earning assets	$3,258,393	5.84%	$2,859,965	6.91%

Noninterest-Earning Assets:
Cash	$57,303		57,185
Premises and equipment	39,018		27,093
Allowance for loan losses	(28,093)		(24,977)
Other	334,588		262,724

Total noninterest-earning assets	402,816		322,025

Total assets	$3,661,209		$3,181,990

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$200,869	0.98%	$182,276	1.85%
Money-market demand and savings accounts	384,496	1.30	386,722	2.57
Time deposits	1,511,182	3.91	1,287,347	4.92

Total interest-bearing deposits	2,096,547	3.15	1,856,345	4.13
Borrowings:
Fed funds purch & repurchase agreements	390,399	3.93	304,269	4.32
FHLB advances	335,039	3.53	317,232	4.66
Junior subordinated debentures	60,758	6.08	66,114	7.98
Revolving note payable	10,550	4.49	3,007	6.19
Term note payable	58,689	4.50	18,205	6.50
Subordinated debt	11,311	6.25	—	—

Total borrowings	866,746	4.00	708,827	4.87

Total interest-bearing liabilities	$2,963,293	3.40%	$2,565,172	4.34%

Noninterest-Bearing Liabilities:
Noninterest-bearing demand deposits	$326,104		$274,819
Other liabilities	32,551		38,804

Total noninterest-bearing liabilities	358,655		313,623

Shareholders’ equity	339,261		303,195

Total liabilities and shareholders’ equity	$3,661,209		$3,181,990

Net interest margin (tax equivalent)(6)(10)		2.75%		3.02%
See footnotes at end of statements, tables and schedules.

Credit Risk Management
Midwest Banc Holdings, Inc.
(In thousands)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Loan Quality
Nonaccrual loans	$61,104	$60,474	$40,956	$46,916	$49,173
Troubled debt restructuring	11,006	—	—	—	—
Foreclosed properties	12,018	8,025	2,375	2,527	2,220

Nonperforming assets	$84,128	$68,499	$43,331	$49,443	$51,393

90+ days past due and accruing	$—	$—	$4,320	$—	$—

Loans	$2,509,759	$2,494,225	$2,501,082	$2,467,701	$2,474,327

Loan-related assets	$2,521,777	$2,502,250	$2,503,457	$2,470,228	$2,476,547

Nonaccrual loans to loans	2.43%	2.42%	1.64%	1.90%	1.99%

Nonperforming assets to loan-related assets	3.34%	2.74%	1.73%	2.00%	2.08%

Nonperforming assets to total assets	2.36%	1.91%	1.16%	1.33%	1.39%

Allowance for Loan Losses
Beginning balance	$39,428	$22,606	$20,344	$26,748	$24,879
Bank acquisition	—	—	—	—	2,767
Provision for loan losses	20,000	41,950	4,415	5,400	1,410
Net chargeoffs (recoveries)	14,996	25,128	2,153	11,804	2,308

Ending balance	$44,432	$39,428	$22,606	$20,344	$26,748

Net chargeoffs to average loans	2.39%	3.98%	.35%	1.93%	.37%

Delinquencies 30 – 89 days to loans	1.03%	.99%	.35%	.82%	.48%

Allowance for loan losses to
Loans at period end	1.77%	1.58%	.90%	.82%	1.08%
Nonaccrual loans	73%	65%	55%	43%	54%

Footnotes
Midwest Banc Holdings, Inc.
(In thousands)

(1)	Shareholders’ equity less goodwill and net core deposit intangible and other intangibles.

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Shareholders’ equity	$305,834	$207,237	$370,698	$381,156	$375,164
Core deposit intangible & other intangibles	14,683	15,274	15,864	16,454	17,044
Goodwill	78,862	78,862	159,083	160,407	160,407

Tangible shareholders’ equity	$212,289	$113,101	$195,751	$204,295	$197,713

(2)	Excludes net gains or losses on securities transactions.

(3)	Noninterest expense less amortization of intangibles and foreclosed properties expenses divided by the sum of net interest income (tax equivalent) plus noninterest income.

(4)	Total assets less goodwill and net core deposit intangible and other intangibles.

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Total assets	$3,570,212	$3,583,377	$3,726,720	$3,730,446	$3,692,782
Core deposit intangible & other intangibles	14,683	15,274	15,864	16,454	17,044
Goodwill	78,862	78,862	159,083	160,407	160,407

Tangible assets	$3,476,667	$3,489,241	$3,551,773	$3,553,585	$3,515,331

(5)	Includes net interest income and noninterest income.

(6)	Adjusted for 35 percent tax rate and adjusted for the dividends-received deduction where applicable.

(7)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(8)	Includes loan fees.

(9)	Reconciliation of reported net interest income to tax equivalent net interest income.

	For the Three Months Ended,
	Dec. 31,	Sept. 30,	Dec. 31,
	2008	2008	2007
Net interest income	$19,832	$22,153	$23,256
Tax equivalent adjustment to net interest income	363	457	960

Net interest income, tax equivalent basis	$20,195	$22,610	$24,216

(10)	Reconciliation of reported net interest income to tax equivalent net interest income.

	For the Twelve Months Ended,
	Dec. 31,	Dec. 31,
	2008	2007
Net interest income	$86,966	$82,632
Tax equivalent adjustment to net interest income	2,621	3,612

Net interest income, tax equivalent basis	$89,587	$86,244

(11)	Reconciliation of common equity to shareholders’ equity.

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Preferred equity	$122,748	$43,125	$43,125	$43,125	$43,125
Common equity	183,086	164,112	327,573	338,031	332,039

Shareholders’ equity	$305,834	$207,237	$370,698	$381,156	$375,164

Reconciliation of tangible common equity to tangible shareholders’ equity.

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Preferred equity	$122,748	$43,125	$43,125	$43,125	$43,125
Tangible common equity	89,541	69,976	152,626	161,170	154,588

Tangible shareholders’ equity	$212,289	$113,101	$195,751	$204,295	$197,713

Reconciliation of common shares outstanding at period end to “if converted” shares outstanding.

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Common shares outstanding	27,893	27,859	27,859	27,839	27,804
Resulting common shares if preferred shares were converted	2,875	2,875	2,875	2,875	2,875

“If converted” shares outstanding	30,768	30,734	30,734	30,714	30,679